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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               February 21, 1995

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                Date of Report (Date of earliest event reported)





                           DELL COMPUTER CORPORATION

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             (Exact name of Registrant as specified in its charter)


                                    Delaware

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                 (State or other jurisdiction of incorporation)


          0-17017                                            74-2487834

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(Commission File No.)                             (IRS Employer Identification
                                                             Number)


                          2112 Kramer Lane, Building 1
                            Austin, Texas 78758-4012
                                 (512) 338-4400
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                    (Address of Principal Executive Offices)

                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.            Other Events.

            The sole purpose of this Form 8-K is to file a press release issued by Dell Computer Corporation on February 21, 1995 regarding its financial results for the fiscal year ended January 29, 1995.


Item 7.            Financial Statements and Exhibits.


            (c)    Exhibits

                   99.1   Press Release, dated February 21, 1995





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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DELL COMPUTER CORPORATION


                                                By:/s/ THOMAS J. MEREDITH
                                                   Thomas J. Meredith
                                                   Chief Financial Officer


                                                Date: February 21, 1995





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                                                               INDEX TO EXHIBITS




                                                                Sequentially
    Exhibit                                                       Numbered
    Number                    Description                           Page
  -----------      --------------------------------------      ---------------
       99.1        Press Release, dated February 21, 1995